Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

EXECUTION VERSION

AMENDMENT NUMBER FIFTY to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Fifty (this “Amendment”), dated effective as of September 15, 2026 (“Amendment Number Fifty Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.  Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, pursuant to Amendment Forty-Four to the Agreement dated August 4, 2023 (“Amendment Forty-Four”), SkyWest agreed to provide certain Operator Owned Engines (as defined in Amendment Forty-Four) for use by SkyWest with respect to SkyWest’s operations pursuant to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms.  All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

SECTION 2.Amendments.

2.1Exhibit A of Amendment Forty-Eight.   Exhibit A of Amendment Number Forty-Eight to the Agreement dated effective June 16, 2025 (“Amendment Forty-Eight”), as such Exhibit A was amended and restated by Amendment Number Forty-Nine to the Agreement dated effective as of January 1, 2026, is hereby amended and restated as set forth on Schedule 1 hereto.

SECTION 3.Operator Owned Engines.  With respect to Operator Owned Engines provided by SkyWest pursuant to Section 3.2 of Amendment Forty-Four, the Parties agree as follows:

3.1As of the Amendment Number Fifty Effective Date, (A) clause (i) of Section 3.2.2 of Amendment Forty-Four shall not apply and (B) all Operator Owned Engines made available by SkyWest pursuant to Section 3.2 of Amendment Forty-Four shall be deemed Incremental SkyWest Spare Engines.

3.2From and after [***], the Incremental SW Spare Engine Fee will be [***] and commencing [***], such fee shall increase by [***].

3.3At the time of the return to Delta of any Delta Controlled Bombardier Dual Class Aircraft, if Incremental SkyWest Spare Engines are then attached to such Delta Controlled Bombardier Dual Class Aircraft, SkyWest will lease each such Incremental SkyWest Spare Engine to Delta or an Affiliate of Delta, at Delta’s discretion, pursuant to a mutually acceptable engine lease agreement, provided, the engine lease rate shall be [***] and commencing [***], such engine lease rate shall increase by [***].

SECTION 4.Miscellaneous.

4.1This Amendment constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

4.2The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

4.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

[remainder of page intentionally left blank – signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Joseph Eddy

Name: Wade Steel		Name: Joseph Eddy

Title: President and COO		Title: Managing Director, Delta Connection

Date: 09-15-2026		Date: 09-15-2026

[signature page to Amendment Number Fifty]

SCHEDULE 1

Amended and Restated Exhibit A to Amendment Forty-Eight

[see attached]

EXHIBIT A

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